Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
3rd Quarter Ended September 30, 2016

Investor Contact:        This report is for informational purposes only. It should be read in conjunction with documents filed by
Giuseppe Montefinese    Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone: (646)794-0690
Email: Giuseppe.Montefinese@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management's response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

•
Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•
In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 29 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended				Nine Months Ended
	September 30,		$	%	September 30,		$	%
	2016	2015	Difference	Difference	2016	2015	Difference	Difference
HIGHLIGHTS
Gross premiums written	$730,224	$754,062	$(23,838)	(3.2)%	$2,394,063	$2,460,646	$(66,583)	(2.7)%
Net premiums written	528,325	606,992	(78,667)	(13.0)%	1,810,508	1,983,189	(172,681)	(8.7)%
Net premiums earned	584,051	650,653	(66,602)	(10.2)%	1,767,141	1,865,577	(98,436)	(5.3)%
Underwriting income	21,520	27,873	(6,353)	(22.8)%	90,009	101,282	(11,273)	(11.1)%
Operating income	55,224	51,439	3,785	7.4%	196,913	168,958	27,955	16.5%
Net income (loss)	68,613	(51,630)	120,243	232.9%	296,121	82,184	213,937	260.3%

Total shareholders' equity	3,615,869	3,555,405	60,464	1.7%	3,615,869	3,555,405	60,464	1.7%
Cash flows provided by operating activities	119,634	163,984	(44,350)	(27.0)%	619,663	591,386	28,277	4.8%

PER SHARE AND SHARE DATA
Diluted earnings per share
Net income (loss)	$0.77	$(0.56)*	$1.33	237.5%	$3.29	$0.87	$2.42	278.2%
Operating income	$0.62	$0.55	$0.07	12.7%	$2.19	$1.79	$0.40	22.3%

Basic book value per share	$41.57	$39.11	$2.46	6.3%	$41.57	$39.11
Diluted book value per share	$40.29	$38.03	$2.26	5.9%	$40.29	$38.03
Diluted tangible book value per share	$34.67	$32.84	$1.83	5.6%	$34.67	$32.84

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income (loss)	7.6%	(5.7)%		13.3 pts	11.0%	3.0%		8.0 pts
Annualized ROAE, operating income	6.1%	5.7%		0.4 pts	7.3%	6.1%		1.2 pts
Annualized return on average tangible equity (ROATE), net income (loss)	8.9%	(6.7)%		15.6 pts	12.8%	3.4%		9.4 pts
Annualized ROATE, operating income	7.1%	6.6%		0.5 pts	8.5%	6.9%		1.6 pts
Financial statement portfolio return	0.7%	(0.8)%		1.5 pts	2.9%	0.5%		2.4 pts

GAAP Ratios
Loss and loss expense ratio	64.4%	64.1%		(0.3) pts	63.0%	62.9%		(0.1) pts
Acquisition cost ratio	14.0%	15.4%		1.4 pts	14.6%	15.0%		0.4 pts
General and administrative expense ratio	17.8%	16.3%		(1.5) pts	17.3%	16.7%		(0.6) pts
Expense ratio	31.8%	31.7%		(0.1) pts	31.9%	31.7%		(0.2) pts
Combined ratio	96.2%	95.8%		(0.4) pts	94.9%	94.6%		(0.3) pts

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share, and not in the calculation of diluted earnings per share, as there was a net loss during the three months ended September 30, 2015.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Nine Months Ended

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
Revenues
Gross premiums written	$730,224	$800,294	$863,545	$632,357	$754,062	$2,394,063	$2,460,646
Net premiums written	$528,325	$578,137	$704,046	$464,818	$606,992	$1,810,508	$1,983,189

Net premiums earned	$584,051	$602,968	$580,122	$622,809	$650,653	$1,767,141	$1,865,577
Net investment income	50,564	55,839	53,253	49,099	45,667	159,655	132,978
Net realized investment gains (losses)	10,663	74,493	18,858	(38,849)	(113,626)	104,014	(88,783)
Other income	1,878	5,177	565	982	735	7,620	2,513
Total revenues	$647,156	$738,477	$652,798	$634,041	$583,429	$2,038,430	$1,912,285

Expenses
Net losses and loss expenses	$376,262	$365,443	$372,366	$412,756	$416,881	$1,114,070	$1,173,578
Acquisition costs	82,033	87,403	88,308	95,938	100,101	257,744	279,418
General and administrative expenses	104,236	104,729	96,352	95,025	105,798	305,318	311,299
Other expense	2,192	1,682	1,134	1,907	1,245	5,008	4,303
Amortization of intangible assets	2,501	2,501	2,500	3,668	2,639	7,502	6,091
Interest expense	13,462	19,879	19,949	18,126	14,469	53,290	43,272
Foreign exchange loss (gain)	1,007	(2,887)	(3,011)	920	(793)	(4,891)	10,369
Total expenses	$581,693	$578,750	$577,598	$628,340	$640,340	$1,738,041	$1,828,330

Income (loss) before income taxes	$65,463	$159,727	$75,200	$5,701	$(56,911)	$300,389	$83,955
Income tax (benefit) expense	(3,150)	6,317	1,101	3,994	(5,281)	4,268	1,771
Net income (loss)	$68,613	$153,410	$74,099	$1,707	$(51,630)	$296,121	$82,184

GAAP Ratios
Loss and loss expense ratio	64.4%	60.6%	64.2%	66.3%	64.1%	63.0%	62.9%
Acquisition cost ratio	14.0%	14.5%	15.2%	15.4%	15.4%	14.6%	15.0%
General and administrative expense ratio	17.8%	17.4%	16.6%	15.3%	16.3%	17.3%	16.7%
Expense ratio	31.8%	31.9%	31.8%	30.7%	31.7%	31.9%	31.7%
Combined ratio	96.2%	92.5%	96.0%	97.0%	95.8%	94.9%	94.6%

Per Share Data
Diluted earnings per share
Net income (loss)	$0.77	$1.70	$0.81	$0.02	$(0.56)*	$3.29	$0.87
Operating income	$0.62	$0.91	$0.65	$0.47	$0.55	$2.19	$1.79

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share, and not in the calculation of diluted earnings per share, as there was a net loss during the three months ended September 30, 2015.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED BALANCE SHEETS

	As of	As of
	September 30, 2016	December 31, 2015
ASSETS
Fixed maturity investments trading, at fair value	$7,327,301	$7,201,538
Equity securities trading, at fair value	216,141	403,022
Other invested assets	941,653	966,709
Total investments	8,485,095	8,571,269
Cash and cash equivalents	773,839	607,983
Restricted cash	98,851	60,629
Insurance balances receivable	893,300	745,888
Funds held	263,926	640,819
Prepaid reinsurance	448,722	392,265
Reinsurance recoverable	1,550,659	1,479,959
Reinsurance recoverable on paid losses	129,061	96,437
Accrued investment income	37,248	38,304
Net deferred acquisition costs	157,720	165,206
Goodwill	392,768	388,127
Intangible assets	111,100	116,623
Balances receivable on sale of investments	20,266	36,889
Net deferred tax assets	26,281	24,401
Other assets	153,467	147,149
TOTAL ASSETS	$13,542,303	$13,511,948

LIABILITIES
Reserve for losses and loss expenses	$6,665,796	$6,456,156
Unearned premiums	1,785,232	1,683,274
Reinsurance balances payable	258,444	214,369
Balances due on purchases of investments	242,350	125,126
Senior notes	793,973	1,292,907
Other long-term debt	23,306	23,033
Accounts payable and accrued liabilities	157,333	184,541
TOTAL LIABILITIES	$9,926,434	$9,979,406

SHAREHOLDERS' EQUITY
Common shares: 2016 and 2015: par value CHF 4.10 per share (2016: 93,586,418; 2015: 95,523,230 shares issued and 2016: 86,974,284; 2015: 90,959,635 shares outstanding)	$378,840	$386,702
Treasury shares, at cost (2016: 6,612,134; 2015: 4,563,595)	(237,048)	(155,072)
Accumulated other comprehensive loss	(5,421)	(9,297)
Retained earnings	3,479,498	3,310,209
TOTAL SHAREHOLDERS' EQUITY	$3,615,869	$3,532,542
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$13,542,303	$13,511,948

Book value per share	$41.57	$38.84
Diluted book value per share	$40.29	$37.78
Diluted tangible book value per share	$34.67	$32.38

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended					Nine Months Ended

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net income (loss)	$68,656	$153,410	$74,099	$1,708	$(51,630)	$296,165	$82,184
Adjustments to reconcile net income (loss) to cash
provided by operating activities:
Net realized (gains) losses on sales of investments	(6,492)	(19,174)	(12,025)	(32,710)	17,039	(37,691)	(41,185)
Mark to market adjustments	(1,816)	(62,210)	(27,088)	77,340	76,829	(91,114)	112,421
Stock compensation expense	4,785	4,757	3,881	3,949	3,934	13,423	11,805
Undistributed loss of equity method investments	7,045	5,993	9,207	3,365	3,257	22,245	19,244
Changes in:
Reserve for losses and loss expenses, net of reinsurance recoverables	8,725	43,293	86,922	(12,907)	55,908	138,940	188,835
Unearned premiums, net of prepaid reinsurance	(55,494)	(24,538)	125,533	(157,271)	(47,057)	45,501	113,380
Insurance balances receivable	67,679	(76,919)	(139,527)	160,141	39,138	(148,767)	(123,175)
Reinsurance recoverable on paid losses	(55,252)	8,853	13,775	20,673	(28,689)	(32,624)	(31,035)
Funds held	15,210	74,020	287,663	(197,149)	18,823	376,893	280,351
Reinsurance balances payable	30,751	6,060	7,264	(45,917)	28,875	44,075	40,354
Net deferred acquisition costs	11,198	17,960	(21,672)	27,913	6,721	7,486	(10,901)
Net deferred tax assets	(5,073)	3,764	(571)	7,399	(7,450)	(1,880)	(10,141)
Accounts payable and accrued liabilities	19,722	2,220	(50,128)	28,914	15,557	(28,186)	(39,046)
Other items, net	9,990	15,131	(9,924)	35,904	32,729	15,197	(1,705)
Net cash provided by (used in) operating activities	119,634	152,620	347,409	(78,648)	163,984	619,663	591,386

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Net sales (purchases) of investments	635,425	(236,688)	(84,779)	(475,234)	(135,672)	313,958	(24,465)
Purchases of fixed assets	(1,219)	(1,351)	(560)	(8,041)	(5,814)	(3,130)	(23,798)
Change in restricted cash	(20,641)	9,216	(26,797)	99,234	(52,794)	(38,222)	(78,892)
Net cash paid for acquisitions	—	(1,244)	—	17,083	—	(1,244)	(141,503)
Net cash provided by (used in) investing activities	613,565	(230,067)	(112,136)	(366,958)	(194,280)	271,362	(268,658)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Dividends paid	(22,649)	(22,839)	(23,359)	(47,287)	(23,593)	(68,847)	(66,784)
Proceeds from the exercise of stock options	4,543	2,757	358	954	1,795	7,658	9,184
Share repurchases	(26,231)	(89,491)	(50,000)	—	—	(165,722)	(246,443)
(Repayment) proceeds from senior notes	(500,000)	—	—	496,705	—	(500,000)	—
(Repayment) proceeds from other long-term debt	(1)	(75)	(76)	(72)	(79)	(152)	3,849
Net cash used in financing activities	(544,338)	(109,648)	(73,077)	450,300	(21,877)	(727,063)	(300,194)

Effect of exchange rate changes on foreign currency cash	474	(433)	1,852	(521)	(5,864)	1,893	(8,063)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	189,335	(187,528)	164,048	4,173	(58,037)	165,855	14,471
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	584,503	772,031	607,983	603,810	661,847	607,983	589,339
CASH AND CASH EQUIVALENTS, END OF PERIOD	$773,838	$584,503	$772,031	$607,983	$603,810	$773,838	$603,810

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended September 30, 2016

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$466,535	$126,663	$137,026	$730,224
Net premiums written	$307,922	$91,293	$129,110	$528,325
Net premiums earned	$312,840	$96,771	$174,440	$584,051
Total revenues	$312,840	$96,771	$174,440	$584,051

Expenses
Net losses and loss expenses	$(215,897)	$(74,527)	$(85,838)	$(376,262)
Acquisition costs	(31,517)	(16,449)	(34,067)	(82,033)
General and administrative expenses	(55,111)	(32,640)	(16,485)	(104,236)
Total expenses	$(302,525)	$(123,616)	$(136,390)	$(562,531)

Underwriting income (loss)	$10,315	$(26,845)	$38,050	$21,520

Other insurance-related income	1,136	742	—	1,878
Other insurance-related expenses	(570)	(328)	(1,294)	(2,192)
Segment income (loss)	$10,881	$(26,431)	$36,756	$21,206

Net investment income				50,564
Net realized investment gains				10,663
Amortization of intangible assets				(2,501)
Interest expense				(13,462)
Foreign exchange loss				(1,007)
Income before income taxes				$65,463

GAAP Ratios
Loss and loss expense ratio	69.0%	77.0%	49.3%	64.4%
Acquisition cost ratio	10.1%	17.0%	19.5%	14.0%
General and administrative expense ratio	17.6%	33.7%	9.5%	17.8%
Expense ratio	27.7%	50.7%	29.0%	31.8%
Combined ratio	96.7%	127.7%	78.3%	96.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR QUARTER

	Three Months Ended September 30, 2015

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$460,386	$132,664	$161,012	$754,062
Net premiums written	$350,791	$104,075	$152,126	$606,992
Net premiums earned	$332,722	$110,327	$207,604	$650,653
Total revenues	$332,722	$110,327	$207,604	$650,653

Expenses
Net losses and loss expenses	$(222,250)	$(70,935)	$(123,696)	$(416,881)
Acquisition costs	(35,585)	(22,731)	(41,785)	(100,101)
General and administrative expenses	(58,301)	(29,344)	(18,153)	(105,798)
Total expenses	$(316,136)	$(123,010)	$(183,634)	$(622,780)

Underwriting income (loss)	$16,586	$(12,683)	$23,970	$27,873

Other insurance-related income	735	—	—	735
Other insurance-related expenses	(631)	(614)	—	(1,245)
Segment income (loss)	$16,690	$(13,297)	$23,970	$27,363

Net investment income				45,667
Net realized investment losses				(113,626)
Amortization of intangible assets				(2,639)
Interest expense				(14,469)
Foreign exchange gain				793
Loss before income taxes				$(56,911)

GAAP Ratios
Loss and loss expense ratio	66.8%	64.3%	59.6%	64.1%
Acquisition cost ratio	10.7%	20.6%	20.1%	15.4%
General and administrative expense ratio	17.5%	26.6%	8.7%	16.3%
Expense ratio	28.2%	47.2%	28.8%	31.7%
Combined ratio	95.0%	111.5%	88.4%	95.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT YEAR TO DATE

	Nine Months Ended September 30, 2016

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$1,354,101	$367,627	$672,335	$2,394,063
Net premiums written	$904,935	$267,127	$638,446	$1,810,508
Net premiums earned	$958,752	$285,134	$523,255	$1,767,141
Total revenues	$958,752	$285,134	$523,255	$1,767,141

Expenses
Net losses and loss expenses	$(642,058)	$(203,418)	$(268,594)	$(1,114,070)
Acquisition costs	(102,834)	(50,625)	(104,285)	(257,744)
General and administrative expenses	(164,120)	(93,198)	(48,000)	(305,318)
Total expenses	$(909,012)	$(347,241)	$(420,879)	$(1,677,132)

Underwriting income (loss)	$49,740	$(62,107)	$102,376	$90,009

Other insurance-related income	2,615	742	4,263	7,620
Other insurance-related expenses	(1,875)	(333)	(2,800)	(5,008)
Segment income (loss)	$50,480	$(61,698)	$103,839	$92,621

Net investment income				159,655
Net realized investment gains				104,014
Amortization of intangible assets				(7,502)
Interest expense				(53,290)
Foreign exchange gain				4,891
Income before income taxes				$300,389

GAAP Ratios
Loss and loss expense ratio	67.0%	71.3%	51.3%	63.0%
Acquisition cost ratio	10.7%	17.8%	19.9%	14.6%
General and administrative expense ratio	17.1%	32.7%	9.2%	17.3%
Expense ratio	27.8%	50.5%	29.1%	31.9%
Combined ratio	94.8%	121.8%	80.4%	94.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR TO DATE

	Nine Months Ended September 30, 2015

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$1,358,636	$328,223	$773,787	$2,460,646
Net premiums written	$1,019,866	$216,230	$747,093	$1,983,189
Net premiums earned	$974,232	$262,993	$628,352	$1,865,577
Total revenues	$974,232	$262,993	$628,352	$1,865,577

Expenses
Net losses and loss expenses	$(655,475)	$(157,200)	$(360,903)	$(1,173,578)
Acquisition costs	(100,818)	(54,076)	(124,524)	(279,418)
General and administrative expenses	(175,732)	(78,093)	(57,474)	(311,299)
Total expenses	$(932,025)	$(289,369)	$(542,901)	$(1,764,295)

Underwriting income (loss)	$42,207	$(26,376)	$85,451	$101,282

Other insurance-related income	2,513	—	—	2,513
Other insurance-related expenses	(2,076)	(2,227)	—	(4,303)
Segment income (loss)	$42,644	$(28,603)	$85,451	$99,492

Net investment income				132,978
Net realized investment losses				(88,783)
Amortization of intangible assets				(6,091)
Interest expense				(43,272)
Foreign exchange loss				(10,369)
Income before income taxes				$83,955

GAAP Ratios
Loss and loss expense ratio	67.3%	59.8%	57.4%	62.9%
Acquisition cost ratio	10.3%	20.6%	19.8%	15.0%
General and administrative expense ratio	18.0%	29.7%	9.1%	16.7%
Expense ratio	28.3%	50.3%	28.9%	31.7%
Combined ratio	95.6%	110.1%	86.3%	94.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	Three Months Ended				Nine Months Ended

	September 30, 2016		September 30, 2015		September 30, 2016		September 30, 2015
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
North American Insurance
Casualty	$164,381	35.2%	$165,481	35.9%	$436,356	32.2%	$470,517	34.6%
Professional liability	106,414	22.8%	113,074	24.6%	321,381	23.7%	329,890	24.3%
Programs	69,131	14.8%	56,748	12.3%	169,290	12.5%	137,359	10.1%
Other specialty(1)	50,533	10.9%	35,562	7.7%	138,769	10.3%	97,079	7.1%
Property	46,619	10.0%	53,557	11.6%	192,551	14.2%	219,848	16.2%
Healthcare(2)	29,457	6.3%	35,964	7.9%	95,754	7.1%	103,943	7.7%
Total	$466,535	100.0%	$460,386	100.0%	$1,354,101	100.0%	$1,358,636	100.0%

Global Markets Insurance
Other specialty(3)	$41,788	33.0%	$35,975	27.1%	$115,727	31.5%	$94,970	28.9%
Professional liability	40,223	31.8%	35,914	27.1%	108,203	29.4%	98,966	30.3%
Casualty	23,870	18.8%	36,043	27.2%	80,082	21.8%	75,295	22.9%
Property	20,782	16.4%	24,732	18.7%	63,615	17.3%	58,992	18.0%
Total	$126,663	100.0%	$132,664	100.0%	$367,627	100.0%	$328,223	100.0%

Reinsurance
Casualty(4)	$74,988	54.7%	$84,344	52.3%	$156,941	23.3%	$181,497	23.5%
Property	54,372	39.7%	70,939	44.1%	345,425	51.4%	414,760	53.6%
Specialty	7,666	5.6%	5,729	3.6%	169,969	25.3%	177,530	22.9%
Total	$137,026	100.0%	$161,012	100.0%	$672,335	100.0%	$773,787	100.0%

Consolidated gross premiums written	$730,224		$754,062		$2,394,063		$2,460,646

(1) Includes the construction, environmental, surety and trade credit lines of businesses.
(2) Includes the medical malpractice line of business. The healthcare management liability line of business previously included in the healthcare line of business is included in the professional liability line of business. The comparative period was updated to reflect the current presentation.
(3) Includes the accident and health, aviation, construction, marine and trade credit lines of businesses.
(4) Includes the professional liability reinsurance line of business.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended				Nine Months Ended

	September 30, 2016		September 30, 2015		September 30, 2016		September 30, 2015
	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)
North American Insurance
Current year - non-catastrophe	$232,047	74.2%	$221,021	66.5%	$669,778	69.9%	$668,699	68.6%
Current year - property catastrophe	—	0.0%	2,750	0.8%	4,600	0.5%	2,750	0.3%
Prior year - increase (decrease)	(16,150)	(5.2)%	(1,521)	(0.5)%	(32,320)	(3.4)%	(15,974)	(1.6)%
Net losses and loss expenses	$215,897	69.0%	$222,250	66.8%	$642,058	67.0%	$655,475	67.3%

Global Markets Insurance
Current year - non-catastrophe	$70,476	72.8%	$73,039	66.2%	$209,634	73.5%	$172,746	65.7%
Current year - property catastrophe	—	0.0%	250	0.2%	—	0.0%	4,250	1.6%
Prior year - increase (decrease)	4,051	4.2%	(2,354)	(2.1)%	(6,216)	(2.2)%	(19,796)	(7.5)%
Net losses and loss expenses	$74,527	77.0%	$70,935	64.3%	$203,418	71.3%	$157,200	59.8%

Reinsurance
Current year - non-catastrophe	$98,610	56.6%	$95,912	46.2%	$301,876	57.7%	$365,704	58.2%
Current year - property catastrophe	4,850	2.8%	32,500	15.7%	21,125	4.0%	53,500	8.5%
Prior year - increase (decrease)	(17,622)	(10.1)%	(4,716)	(2.3)%	(54,407)	(10.4)%	(58,301)	(9.3)%
Net losses and loss expenses	$85,838	49.3%	$123,696	59.6%	$268,594	51.3%	$360,903	57.4%

Consolidated
Current year - non-catastrophe	$401,133	68.7%	$389,972	59.9%	$1,181,288	66.8%	$1,207,149	64.7%
Current year - property catastrophe	4,850	0.8%	35,500	5.5%	25,725	1.5%	60,500	3.2%
Prior year - increase (decrease)	(29,721)	(5.1)%	(8,591)	(1.3)%	(92,943)	(5.3)%	(94,071)	(5.0)%
Net losses and loss expenses	$376,262	64.4%	$416,881	64.1%	$1,114,070	63.0%	$1,173,578	62.9%

(1) "NPE" means net premiums earned.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT QUARTER

	Three Months Ended September 30, 2016
(Favorable) Unfavorable Development ($ in millions)	2010 and Prior	2011	2012	2013	2014	2015	Total

North American Insurance
Casualty	$(3.4)	$(0.4)	$0.1	$2.1	$0.1	$(0.1)	$(1.6)
Professional liability	(15.4)	0.1	(0.7)	8.1	0.1	0.0	(7.8)
Property	(0.2)	(2.0)	0.0	(0.8)	(1.0)	0.1	(3.9)
Programs	0.6	(0.3)	(0.3)	(1.4)	(1.3)	(0.2)	(2.9)
Healthcare	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other specialty	0.0	0.0	0.0	0.3	(0.2)	0.0	0.1
Total	$(18.4)	$(2.6)	$(0.9)	$8.3	$(2.3)	$(0.2)	$(16.1)

Global Markets Insurance
Casualty	$(2.4)	$0.0	$(1.4)	$(0.5)	$(0.3)	$0.0	$(4.6)
Professional liability	4.6	(0.8)	(0.1)	(0.6)	(0.5)	0.0	2.6
Property	0.1	(0.5)	0.3	(0.5)	(0.4)	(2.5)	(3.5)
Other specialty	(0.3)	0.2	0.0	(2.3)	10.8	1.2	9.6
Total	$2.0	$(1.1)	$(1.2)	$(3.9)	$9.6	$(1.3)	$4.1

Reinsurance
Property	$(0.1)	$0.6	$(0.9)	$(1.8)	$(6.1)	$(3.3)	$(11.6)
Casualty	(3.1)	(1.8)	(4.4)	3.3	0.2	1.3	(4.5)
Specialty	(0.4)	(0.1)	(0.2)	(0.4)	(0.7)	0.3	(1.5)
Total	$(3.6)	$(1.3)	$(5.5)	$1.1	$(6.6)	$(1.7)	$(17.6)

Consolidated
North American Insurance	$(18.4)	$(2.6)	$(0.9)	$8.3	$(2.3)	$(0.2)	$(16.1)
Global Markets Insurance	2.0	(1.1)	(1.2)	(3.9)	9.6	(1.3)	4.1
Reinsurance	(3.6)	(1.3)	(5.5)	1.1	(6.6)	(1.7)	(17.6)
Total	$(20.0)	$(5.0)	$(7.6)	$5.5	$0.7	$(3.2)	$(29.6)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR QUARTER

	Three Months Ended September 30, 2015
(Favorable) Unfavorable Development ($ in millions)	2009 and Prior	2010	2011	2012	2013	2014	Total

North American Insurance
Casualty	$(4.5)	$(2.2)	$1.1	$6.5	$9.5	$1.9	$12.3
Professional liability	(6.1)	(1.9)	(3.7)	(3.9)	(0.6)	3.3	(12.9)
Property	(1.4)	0.2	0.2	0.5	(1.6)	2.0	(0.1)
Programs	0.4	(0.3)	(0.5)	(0.3)	(1.2)	0.1	(1.8)
Healthcare	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other specialty	0.0	0.0	0.0	0.0	0.0	1.0	1.0
Total	$(11.6)	$(4.2)	$(2.9)	$2.8	$6.1	$8.3	$(1.5)

Global Markets Insurance
Casualty	$(1.2)	$(1.0)	$0.2	$(0.4)	$2.8	$0.5	$0.9
Professional liability	(1.1)	(1.0)	(1.1)	(1.0)	(1.0)	(0.3)	(5.5)
Property	0.4	(0.5)	(0.1)	0.5	(0.1)	(1.4)	(1.2)
Other specialty	(0.1)	0.0	(0.1)	0.3	4.0	(0.7)	3.4
Total	$(2.0)	$(2.5)	$(1.1)	$(0.6)	$5.7	$(1.9)	$(2.4)

Reinsurance
Property	$(0.6)	$0.3	$(0.8)	$(0.7)	$(1.0)	$(0.5)	$(3.3)
Casualty	(4.5)	(1.4)	0.8	1.8	0.1	1.1	(2.1)
Specialty	(0.4)	(0.1)	(0.2)	0.9	0.0	0.5	0.7
Total	$(5.5)	$(1.2)	$(0.2)	$2.0	$(0.9)	$1.1	$(4.7)

Consolidated
North American Insurance	$(11.6)	$(4.2)	$(2.9)	$2.8	$6.1	$8.3	$(1.5)
Global Markets Insurance	(2.0)	(2.5)	(1.1)	(0.6)	5.7	(1.9)	(2.4)
Reinsurance	(5.5)	(1.2)	(0.2)	2.0	(0.9)	1.1	(4.7)
Total	$(19.1)	$(7.9)	$(4.2)	$4.2	$10.9	$7.5	$(8.6)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT YEAR TO DATE

	Nine Months Ended September 30, 2016
(Favorable) Unfavorable Development ($ in millions)	2010 and Prior	2011	2012	2013	2014	2015	Total

North American Insurance
Casualty	$(30.7)	$(0.5)	$13.3	$8.4	$6.5	$0.3	$(2.7)
Professional liability	(32.2)	(3.2)	(5.5)	15.1	3.8	0.1	(21.9)
Property	(0.9)	(2.1)	0.1	(0.7)	(5.9)	5.9	(3.6)
Programs	1.7	0.9	4.2	(4.9)	(4.6)	(0.7)	(3.4)
Healthcare	0.2	(0.2)	0.0	0.0	0.0	0.0	0.0
Other specialty	0.0	0.0	0.0	0.3	0.2	(1.2)	(0.7)
Total	$(61.9)	$(5.1)	$12.1	$18.2	$0.0	$4.4	$(32.3)

Global Markets Insurance
Casualty	$(5.7)	$(0.3)	$(2.2)	$(0.7)	$0.2	$2.7	$(6.0)
Professional liability	5.9	(0.3)	(1.2)	0.1	0.3	0.4	5.2
Property	(6.9)	0.0	1.0	(0.4)	(3.6)	2.3	(7.6)
Other specialty	(0.5)	0.6	0.0	(1.5)	10.8	(7.2)	2.2
Total	$(7.2)	$0.0	$(2.4)	$(2.5)	$7.7	$(1.8)	$(6.2)

Reinsurance
Property	$0.7	$3.6	$(4.7)	$(11.3)	$(10.5)	$(26.6)	$(48.8)
Casualty	(12.5)	(5.2)	7.6	13.8	4.6	(4.8)	3.5
Specialty	(0.8)	(1.4)	0.0	2.1	(7.3)	(1.7)	(9.1)
Total	$(12.6)	$(3.0)	$2.9	$4.6	$(13.2)	$(33.1)	$(54.4)

Consolidated
North American Insurance	$(61.9)	$(5.1)	$12.1	$18.2	$0.0	$4.4	$(32.3)
Global Markets Insurance	(7.2)	0.0	(2.4)	(2.5)	7.7	(1.8)	(6.2)
Reinsurance	(12.6)	(3.0)	2.9	4.6	(13.2)	(33.1)	(54.4)
Total	$(81.7)	$(8.1)	$12.6	$20.3	$(5.5)	$(30.5)	$(92.9)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR TO DATE

	Nine Months Ended September 30, 2015
(Favorable) Unfavorable Development ($ in millions)	2009 and Prior	2010	2011	2012	2013	2014	Total

North American Insurance
Casualty	$(16.2)	$(4.5)	$(6.0)	$12.7	$16.5	$2.2	$4.7
Professional liability	8.7	(18.0)	(14.1)	(1.6)	(0.3)	8.8	(16.5)
Property	(2.1)	0.2	(0.3)	(1.9)	(4.1)	2.1	(6.1)
Programs	(2.5)	(3.5)	(2.7)	(2.8)	(0.5)	(0.3)	(12.3)
Healthcare	(4.7)	(0.4)	5.5	7.4	3.1	0.0	10.9
Other specialty	0.0	(0.1)	0.0	0.5	0.0	2.9	3.3
Total	$(16.8)	$(26.3)	$(17.6)	$14.3	$14.7	$15.7	$(16.0)

Global Markets Insurance
Casualty	$(7.7)	$(3.6)	$0.3	$1.7	$2.3	$(0.6)	$(7.6)
Professional liability	(0.8)	(5.8)	(2.0)	3.3	(1.5)	0.1	(6.7)
Property	(1.3)	(0.3)	(0.5)	0.3	(4.4)	(5.2)	(11.4)
Other specialty	(0.2)	(0.1)	(0.3)	(0.1)	5.0	1.6	5.9
Total	$(10.0)	$(9.8)	$(2.5)	$5.2	$1.4	$(4.1)	$(19.8)

Reinsurance
Property	$(2.1)	$1.9	$3.2	$(8.3)	$7.9	$(45.0)	$(42.4)
Casualty	(17.3)	(14.3)	1.3	6.6	4.8	2.5	(16.4)
Specialty	(0.7)	(0.1)	(0.5)	1.2	(1.8)	2.4	0.5
Total	$(20.1)	$(12.5)	$4.0	$(0.5)	$10.9	$(40.1)	$(58.3)

Consolidated
North American Insurance	$(16.8)	$(26.3)	$(17.6)	$14.3	$14.7	$15.7	$(16.0)
Global Markets Insurance	(10.0)	(9.8)	(2.5)	5.2	1.4	(4.1)	(19.8)
Reinsurance	(20.1)	(12.5)	4.0	(0.5)	10.9	(40.1)	(58.3)
Total	$(46.9)	$(48.6)	$(16.1)	$19.0	$27.0	$(28.5)	$(94.1)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REINSURANCE RECOVERABLE

	As of September 30, 2016				As of December 31, 2015

	A.M. Best	Reinsurance			A.M. Best	Reinsurance
Top Ten Reinsurers	Rating	Recoverable	Percentage	Collateral	Rating	Recoverable	Percentage	Collateral

Munich Re	A+	$312,525	20.1%	$86,021	A+	$307,865	20.8%	$90,393
Axis Capital	A+	154,696	10.0%	7,122	A+	150,832	10.2%	7,122
Swiss Re	A+	132,463	8.5%	6,088	A+	103,872	7.0%	6,088
Arch Re	A+	104,835	6.8%	2,919	A+	115,330	7.8%	2,894
Markel	A	97,269	6.3%	26,221	A	90,105	6.1%	25,232
RenaissanceRe	A+	89,495	5.8%	—	A+	93,991	6.4%	—
XL Group	A	84,113	5.4%	796	A	87,132	5.9%	794
Odyssey Reinsurance	A	73,767	4.8%	—	A	77,203	5.2%	—
Everest Re	A+	60,474	3.9%	19,018	A+	51,006	3.4%	19,017
Transatlantic	A	53,597	3.5%	807	A	55,336	3.7%	—
Top ten reinsurers		1,163,234	75.1%	148,992		1,132,672	76.5%	151,540
Other reinsurers' balances		387,425	24.9%	30,172		347,287	23.5%	27,183
Total reinsurance recoverable		$1,550,659	100.0%	$179,164		$1,479,959	100.0%	$178,723

		Reinsurance				Reinsurance
A.M Best Rating		Recoverable	Percentage	Collateral		Recoverable	Percentage	Collateral

A++		$92,010	5.9%	$1,513		$81,374	5.5%	$1,399
A+		919,531	59.3%	121,167		896,981	60.6%	125,514
A		523,483	33.8%	30,926		486,344	32.9%	28,871
A-		4,682	0.3%	—		4,408	0.3%	—
Total "A-" or higher		1,539,706	99.3%	153,606		1,469,107	99.3%	155,784
B++		—	0.0%	—		4	0.0%	—
NR		10,953	0.7%	25,558		10,848	0.7%	22,939
Total reinsurance recoverable		$1,550,659	100.0%	$179,164		$1,479,959	100.0%	$178,723

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
PROBABLE MAXIMUM LOSSES

Consolidated Estimated Net Loss as of September 1, 2016
		1-in-100 Year	1-in-250 Year			1-in-100 Year	1-in-250 Year
		($ in millions)				($ in millions)
Zone	Peril	PML	PML	Zone	Peril	PML	PML

U.S. total	Hurricane	$399	$443	California	Earthquake	$322	$492

U.S. total	Earthquake	$399	$526	U.S. Southeast (1)	Hurricane	$364	$403

				U.S. Gulf Coast (2)	Hurricane	$192	$366

				U.S. Northeast (3)	Hurricane	$198	$384

PMLs Over the Most Recent Six Quarters as a % of Total Capital

(1) Florida, Georgia, North Carolina and South Carolina.
(2) Alabama, Louisiana, Mississippi and Texas.
(3) Connecticut, Maine, Massachusetts, New Hampshire, New York, Rhode Island and Vermont.
(4) Total capital combines shareholders' equity, other long-term debt and senior notes adjusted for the repayment at maturity of the senior notes in August 2016 with the proceeds from the senior notes issued in October 2015.

Note: We develop the estimates of losses expected from certain catastrophes for our portfolio of (re)insurance contracts using commercially available catastrophe models. The above tables show our largest Probable Maximum Losses ("PMLs") from a single catastrophic event (1) within a specific peril which corresponds to peak industry catastrophe exposures and (2) within a defined zone which corresponds to peak industry catastrophe exposures at September 1, 2016. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Net loss estimates and zonal aggregates are before income tax and net of reinsurance and retrocessional recoveries. The 1-in-100 year and 1-in-250 year return periods refer to the frequency with which losses of a given amount or greater are expected to occur.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	As of September 30, 2016						As of December 31, 2015

		Average	Portfolio	Investment	Non-Investment
	Fair Value	Rating	Percentage	Grade	Grade	Total	Fair Value
Cash and cash equivalents	$872,690	AAA	9.3%	$872,690	$—	$872,690	$668,612
U.S. government and agency securities	1,471,170	AA+	15.8%	1,471,170	—	1,471,170	1,434,048
Non-U.S. government and government agencies	488,167	AA	5.2%	460,819	27,348	488,167	556,758
State, municipalities and political subdivisions	480,770	AA	5.1%	449,752	31,018	480,770	413,473
Mortgage-backed securities:
Agency MBS	845,880	AA+	9.0%	845,880	—	845,880	751,838
Non-agency RMBS	22,610	BB	0.2%	11,021	11,589	22,610	34,015
CMBS	631,770	BB	6.8%	270,162	361,608	631,770	582,785
Total mortgage-backed securities	1,500,260		16.0%	1,127,063	373,197	1,500,260	1,368,638
Corporate securities(1):
Financials	1,084,247	A	11.6%	1,066,596	17,651	1,084,247	1,275,408
Industrials	1,372,480	A-	14.7%	1,256,571	115,909	1,372,480	1,308,093
Utilities	138,397	BBB+	1.5%	135,815	2,582	138,397	118,945
Total corporate securities	2,595,124		27.8%	2,458,982	136,142	2,595,124	2,702,446
Total asset-backed securities	791,810	AA	8.5%	749,496	42,314	791,810	726,175
Equities	216,141	N/A	2.3%	—	216,141	216,141	403,022
Other invested assets:
Private equity	495,531	N/A	5.3%	—	495,531	495,531	447,455
Hedge funds	331,567	N/A	3.5%	—	331,567	331,567	378,988
Other private securities	114,555	N/A	1.2%	—	114,555	114,555	126,492
High yield loan fund	—	N/A	0.0%	—	—	—	13,774
Total other invested assets	941,653		10.0%	—	941,653	941,653	966,709
Total investment portfolio	$9,357,785		100.0%	$7,589,972	$1,767,813	$9,357,785	$9,239,881

Annualized book yield, year to date	2.3%						2.1%
Duration(2)	2.9 years						2.6 years
Average credit quality (S&P)	AA-						A+

(1) Includes floating rate bank loans.
(2) Includes only fixed maturity investments and cash and cash equivalents.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended		Nine Months Ended

	September 30,	September 30,	September 30,	September 30,
	2016	2015	2016	2015
NET INVESTMENT INCOME
Fixed maturity investments	$46,414	$42,801	$143,301	$120,264
Equity securities	1,143	3,115	4,393	11,540
Other invested assets: hedge funds and private equity	5,867	3,342	18,140	16,305
Other invested assets: other private securities	973	1,804	5,698	(1,119)
Cash and cash equivalents	687	277	2,004	1,178
Expenses	(4,520)	(5,672)	(13,881)	(15,190)
Net investment income	$50,564	$45,667	$159,655	$132,978

NET REALIZED INVESTMENT GAINS (LOSSES)
Net realized gains (losses) on sale:
Fixed maturity investments	$1,351	$(5,251)	$18,170	$5,062
Equity securities	1,842	(12,238)	2,294	14,916
Other invested assets: hedge funds and private equity	3,493	1,448	17,614	22,286
Derivatives	2,162	(19,793)	(25,178)	(17,557)
Mark-to-market gains (losses):
Fixed maturity investments	(9,452)	(15,271)	108,267	(42,442)
Equity securities	11,119	(62,852)	(3,064)	(57,762)
Other invested assets: hedge funds and private equity	3,347	443	(15,333)	(13,227)
Derivatives	(3,199)	(112)	1,244	(59)
Net realized investment gains (losses)	$10,663	$(113,626)	$104,014	$(88,783)

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$61,227	$(67,959)	$263,669	$44,195

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$50,564	$45,667	$159,655	$132,978
Annualized net investment income	202,256	182,668	212,873	177,304
Average aggregate invested assets, at cost	$9,269,293	$8,750,453	$9,109,465	$8,601,085
Annualized investment book yield	2.2%	2.1%	2.3%	2.1%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$61,227	$(67,959)	$263,669	$44,195
Average aggregate invested assets, at fair value	$9,347,150	$8,864,607	$9,143,673	$8,722,660
Financial statement portfolio return	0.7%	(0.8)%	2.9%	0.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
ADDITIONAL INVESTMENT DETAIL

Other Invested Assets:			Top 10 Corporate Fixed Income and Equity Exposures:

	Carrying Value				Fair Value
Fund Details	September 30, 2016	Unfunded Commitments	Corporate		September 30, 2016	Portfolio Percentage
Private Equity:			Morgan Stanley		$52,716	0.6%
Primary and secondary	$248,067	$221,849	JP Morgan Chase & Co		52,251	0.6%
Mezzanine debt	221,005	195,142	Apple Inc		50,670	0.5%
Distressed	5,086	3,807	Bank of America Corp		44,131	0.5%
Real estate	21,373	189,342	Wells Fargo & Co		41,841	0.5%
Total private equity	495,531	610,140	US Bancorp		37,220	0.4%
Hedge Funds:			General Electric Co		36,559	0.4%
Distressed	173,913	—	Oracle Corp		35,919	0.4%
Relative value credit	82,602	—	Microsoft Corp		34,759	0.4%
Equity long/short	64,824	—	PNC Financial Services Group		34,686	0.4%
Fund of funds	10,227	—
Total hedge funds	331,567	—
Other private securities	114,555	—
Total other invested assets	$941,653	$610,140

Fixed Income Credit Quality:	September 30, 2016		December 31, 2015

Rating	Fair Value	Percentage	Fair Value	Percentage
U.S. government and agencies	$1,471,170	20.1%	$1,434,049	19.9%
AAA/Aaa	1,446,630	19.7%	1,572,212	21.8%
AA/Aa	1,708,724	23.3%	1,484,109	20.6%
A/A	1,141,276	15.6%	1,083,257	15.0%
BBB/Baa	949,482	13.0%	920,220	12.8%
Total BBB/Baa and above	6,717,282	91.7%	6,493,847	90.1%
BB/Bb	62,551	0.9%	88,708	1.2%
B/B	138,636	1.9%	232,070	3.3%
CCC+ and below	408,832	5.5%	386,913	5.4%
Total	$7,327,301	100.0%	$7,201,538	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
SHARE REPURCHASE DETAIL

			Average		Average	Remaining
	Aggregate Cost	Number of	Price paid	Average	Repurchase	Share
	of Shares	Shares	Per Share	Diluted Book	Price to Diluted	Repurchase
Period	Repurchased	Repurchased	Repurchased	Value Per Share(1)	Book Value	Authorization

Three Months Ended:
March 31, 2015	$50,949	1,271,213	$40.08	$38.63	103.8%
June 30, 2015	194,352	4,776,224	40.69	39.45	103.1%
September 30, 2015	—	—	0.00	38.97	—
December 31, 2015	—	—	0.00	37.90	—
Total - 2015	$245,301	6,047,437	$40.56	$38.03	106.7%

Three Months Ended:
March 31, 2016	$50,000	1,460,888	$34.23	$37.96	90.2%
June 30, 2016	90,022	2,491,355	36.13	38.92	92.8%
September 30, 2016	26,231	716,970	36.59	39.95	91.6%
Total - 2016	$166,253	4,669,213	$35.61	$38.99	91.3%	$400,414

(1) Average of beginning and ending diluted book value per share for each period presented and weighted average total.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of	As of
	September 30, 2016	December 31, 2015

Senior notes	$793,973	$1,292,907
Other long-term debt	23,306	23,033
Shareholders' equity	3,615,869	3,532,542
Total capitalization	$4,433,148	$4,848,482

Leverage Ratios
Debt to total capitalization(1)	18.4%	27.1%*

Net premiums written (trailing 12 months)	$2,275,326	$2,448,007
Net premiums written (trailing 12 months) to shareholders' equity	0.63 x	0.69 x

Total investments and cash & cash equivalents	$9,357,785	$9,239,881
Total investments and cash & cash equivalents to shareholders' equity	2.59 x	2.62 x

Reserve for losses and loss expenses	$6,665,796	$6,456,156
Deduct: reinsurance recoverable	(1,550,659)	(1,479,959)
Net reserve for losses and loss expenses	$5,115,137	4,976,197
Net reserve for losses and loss expenses to shareholders' equity	1.41 x	1.41 x

* Includes $500 million 4.35% senior notes issued in October 2015, the proceeds of which were used to repay at maturity the $500 million 7.50% senior notes in August 2016.

Fixed Charge Coverage Ratio	Three Months Ended				Nine Months Ended

	September 30,		September 30,		September 30,		September 30,
	2016		2015		2016		2015

Interest expense	$13,462		$14,469		$53,290		$43,272

Income (loss) before income taxes	65,463		(56,911)		300,389		83,955
Interest expense	13,462		14,469		53,290		43,272
Earnings for calculation of fixed coverage ratio	$78,925		$(42,442)		$353,679		$127,227

Fixed charge coverage ratio	5.9	x	(2.9	) x	6.6	x	2.9	x

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended					Nine Months Ended

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015

Net income (loss)	$68,613	$153,410	$74,099	$1,707	$(51,630)	$296,121	$82,184
Add pre-tax effect of:
Net realized investment (gains) losses	(10,663)	(74,493)	(18,858)	38,849	113,626	(104,014)	88,783
Foreign exchange loss (gain)	1,007	(2,887)	(3,011)	920	(793)	(4,891)	10,369
Income tax (benefit) expense(1)	(3,733)	6,651	6,779	1,536	(9,764)	9,697	(12,378)
Operating income	$55,224	$82,681	$59,009	$43,012	$51,439	$196,913	$168,958

Weighted average common shares outstanding
Basic	87,102,290	88,742,484	90,254,512	90,934,107	90,882,511	88,691,983	93,068,088
Diluted	88,603,101	90,040,509	91,559,225	92,422,422	92,440,277*	90,113,606	94,724,980

Basic per share data
Net income (loss)	$0.79	$1.73	$0.82	$0.02	$(0.57)	$3.34	$0.88
Add pre-tax effect of:
Net realized investment (gains) losses	(0.12)	(0.84)	(0.21)	0.43	1.25	(1.17)	0.95
Foreign exchange loss (gain)	0.01	(0.03)	(0.03)	0.01	(0.01)	(0.06)	0.11
Income tax (benefit) expense(1)	(0.04)	0.07	0.08	0.01	(0.11)	0.11	(0.13)
Operating income	$0.64	$0.93	$0.66	$0.47	$0.56	$2.22	$1.81

Diluted per share data
Net income (loss)	$0.77	$1.70	$0.81	$0.02	$(0.56)*	$3.29	$0.87
Add pre-tax effect of:
Net realized investment (gains) losses	(0.12)	(0.83)	(0.21)	0.42	1.23	(1.15)	0.94
Foreign exchange loss (gain)	0.01	(0.03)	(0.03)	0.01	(0.01)	(0.05)	0.11
Income tax (benefit) expense(1)	(0.04)	0.07	0.08	0.02	(0.11)	0.11	(0.13)
Operating income	$0.62	$0.91	$0.65	$0.47	$0.55	$2.19	$1.79

(1) Represents the tax expense or benefit associated with the specific country to which the pre-tax adjustment related to.

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share, and not in the calculation of diluted earnings per share, as there was a net loss during the three months ended September 30, 2015.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND AVERAGE TANGIBLE SHAREHOLDERS' EQUITY AND RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	Three Months Ended					Nine Months Ended

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015

Opening shareholders' equity	$3,584,452	$3,535,463	$3,532,542	$3,555,405	$3,624,801	$3,532,542	$3,778,291
Add: accumulated other comprehensive loss	6,024	6,168	9,297	4,265	3,272	9,297	—
Adjusted opening shareholders' equity	$3,590,476	$3,541,631	$3,541,839	$3,559,670	$3,628,073	$3,541,839	$3,778,291
Adjusted opening tangible shareholders' equity(1)	3,084,360	3,036,217	3,037,089	3,074,277	3,133,976	3,037,089	3,453,735

Closing shareholders' equity	$3,615,869	$3,584,452	$3,535,463	$3,532,542	$3,555,405	$3,615,869	$3,555,405
Add: accumulated other comprehensive loss	5,421	6,024	6,168	9,297	4,265	5,421	4,265
Adjusted closing shareholders' equity	$3,621,290	$3,590,476	$3,541,631	$3,541,839	$3,559,670	$3,621,290	$3,559,670
Adjusted closing tangible shareholders' equity(1)	3,117,422	3,084,360	3,036,217	3,037,089	3,074,277	3,117,422	3,074,277

Average adjusted shareholders' equity	$3,605,883	$3,566,054	$3,541,735	$3,550,755	$3,593,872	$3,581,565	$3,668,981
Average adjusted tangible shareholders' equity	3,100,891	3,060,289	3,036,653	3,055,683	3,104,127	3,077,256	3,264,006

Net income (loss) available to shareholders	$68,613	$153,410	$74,099	$1,707	$(51,630)	$296,121	$82,184

Annualized net income (loss) available to shareholders	$274,452	$613,640	$296,396	$6,828	$(206,520)	$394,828	$109,579

Annualized return on average shareholders' equity - net income (loss) available to shareholders	7.6%	17.2%	8.4%	0.2%	(5.7)%	11.0%	3.0%
Annualized return on average tangible shareholders' equity - net income (loss) available to shareholders	8.9%	20.1%	9.8%	0.2%	(6.7)%	12.8%	3.4%

Operating income available to shareholders	$55,224	$82,681	$59,009	$43,012	$51,439	$196,913	$168,958

Annualized operating income available to shareholders	$220,896	$330,724	$236,036	$172,048	$205,756	$262,551	$225,277

Annualized return on average shareholders' equity - operating income available to shareholders	6.1%	9.3%	6.7%	4.8%	5.7%	7.3%	6.1%
Annualized return on average tangible shareholders' equity - operating income available to shareholders	7.1%	10.8%	7.8%	5.6%	6.6%	8.5%	6.9%

(1) Represents adjusted shareholders' equity less goodwill and intangible assets for each period presented.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RECONCILIATION OF DILUTED BOOK VALUE PER SHARE AND TANGIBLE BOOK VALUE PER SHARE

	As of	As of	As of	As of
	September 30,	June 30,	December 31,	September 30,
	2016	2016	2015	2015

Price per share at period end	$40.42	$35.14	$37.19	$38.17

Total shareholders' equity	$3,615,869	$3,584,452	$3,532,542	$3,555,405
Deduct:
Goodwill	392,768	392,643	388,127	354,781
Intangible assets	111,100	113,473	116,623	130,612
Total tangible shareholders' equity	$3,112,001	$3,078,336	$3,027,792	$3,070,012

Basic common shares outstanding	86,974,284	87,463,950	90,959,635	90,911,888

Add: unvested restricted stock units	1,194,576	1,215,116	819,309	823,635

Add: performance based equity awards	588,537	594,240	591,683	591,683

Add: employee share purchase plan	38,404	62,451	53,514	32,515

Add: dilutive stock options outstanding	1,652,847	1,833,830	1,968,607	2,020,354
Weighted average exercise price per share	$17.14	$16.96	$16.87	$16.70
Deduct: stock options bought back via treasury method	(700,903)	(885,060)	(892,993)	(883,846)

Common shares and common share equivalents outstanding	89,747,745	90,284,527	93,499,755	93,496,229

Basic book value per common share	$41.57	$40.98	$38.84	$39.11
Year-to-date percentage change in basic book value per common share	7.0%	5.5%	(0.7)%

Diluted book value per common share	$40.29	$39.70	$37.78	$38.03
Year-to-date percentage change in diluted book value per common share	6.6%	5.1%	(0.7)%

Basic tangible book value per common share	$35.78	$35.20	$33.29	$33.77
Year-to-date percentage change in basic tangible book value per common share	7.5%	5.7%	(1.4)%

Diluted tangible book value per common share	$34.67	$34.10	$32.38	$32.84
Year-to-date percentage change in diluted tangible book value per common share	7.1%	5.3%	(1.4)%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REGULATION G

In presenting the company's results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations and the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 26 for the reconciliation of net income to operating income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS' EQUITY ("ROAE") AND AVERAGE TANGIBLE SHAREHOLDERS' EQUITY ("ROATE")
Annualized return on average shareholders' equity is calculated using average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments and currency translation adjustment gains (losses). Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. These gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The ROATE is the same calculation but reduces shareholders' equity for goodwill and intangible assets. The company presents ROAE and ROATE as measures that are commonly recognized as standards of performance by investors, analysts, rating agencies and other users of its financial information. See page 27 for the reconciliation of average shareholders’ equity and average tangible shareholders equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS' EQUITY AND AVERAGE TANGIBLE SHAREHOLDERS' EQUITY
Annualized operating return on average shareholders' equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments or currency translation adjustment gains (losses). The ROATE is the same calculation but reduces shareholders' equity for goodwill and intangible assets. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above. See page 26 for the reconciliation of net income to operating income and page 27 for the reconciliation of average shareholders’ equity.

TANGIBLE SHAREHOLDERS' EQUITY AND DILUTED BOOK VALUE PER SHARE
The company has included tangible shareholders' equity, which is total shareholders' equity excluding goodwill and intangible assets, because it represents a more liquid measure of the company's net assets than total shareholders' equity. The company also has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 28 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company's investments and to show the components of the company's ROAE. See page 22 for the calculation of annualized investment book yield.